INDEXIQ ACTIVE ETF TRUST

(the “Trust”)

IQ MacKay Municipal Insured ETF

IQ MacKay Municipal Intermediate ETF

IQ MacKay Municipal Short Duration ETF

(the “Funds”)

Supplement dated July 30, 2019 (“Supplement”)

to the Statement of Additional Information dated August 29, 2018 (the "SAI")

Capitalized terms and certain other terms used in this Supplement, unless otherwise defined in this Supplement, have the meanings assigned to them in the SAI.

Effective July 31, 2019, the third sentence of the “Creation Transaction Fee” section of the SAI on page 34 is hereby deleted and replaced with the following:

The Creation Transaction Fee for each creation order is $250.

Effective July 31, 2019, the third sentence of the “Redemption Transaction Fee” section of the SAI on page 36 is hereby deleted and replaced with the following:

The Redemption Transaction Fee for each redemption order is $250.

Investors Should Retain this Supplement for Future Reference

ME15i-07/19